UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 21, 2012

(Date of report; date of

earliest event reported)

Commission file number: 1-3754

ALLY FINANCIAL INC.

(Exact name of registrant as specified in its charter)

Delaware	38-0572512
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

200 Renaissance Center

P.O. Box 200 Detroit, Michigan

48265-2000

(Address of principal executive offices)

(Zip Code)

(866) 710-4623

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 21, 2012, Ally Financial Inc. (the “Company”) announced that it has reached an agreement to sell its operations in Europe and Latin America, as well as its share in a joint venture in China, to General Motors Financial Company, Inc., which is a wholly-owned subsidiary of General Motors Co.

The Company issued a press release in connection with the announcement, which is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Forward-Looking Statements

In the attached press release and in any related comments by Ally Financial Inc. ("Ally") management, the use of the words "expect," "anticipate," "estimate," "forecast," "initiative," "objective," "plan," "goal," "project," "outlook," "priorities," "target," "explore," "positions," "intend," "evaluate," "pursue," "seek," "may," "would," "could," "should," "believe," "potential," "continue," or the negative of any of those words or similar expressions is intended to identify forward-looking statements. All statements herein and in related charts and management comments, other than statements of historical fact, including without limitation, statements about future events and financial performance, are forward-looking statements that involve certain risks and uncertainties.

While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and Ally's actual results may differ materially due to numerous important factors that are described in the most recent reports on SEC Forms 10-K and 10-Q for Ally, each of which may be revised or supplemented in subsequent reports filed with the SEC. Such factors include, among others, the following: maintaining the mutually beneficial relationship between Ally and General Motors (“GM”), and Ally and Chrysler Group LLC (“Chrysler”); the profitability and financial condition of GM and Chrysler; bankruptcy court approval of the plan and settlement related to the bankruptcy filings by Residential Capital, LLC and certain of its subsidiaries; our ability to realize the anticipated benefits associated with being a bank holding company, and the increased regulation and restrictions that we are now subject to; the potential for deterioration in the residual value of off-lease vehicles; disruptions in the market in which we fund our operations, with resulting negative impact on our liquidity; changes in our accounting assumptions that may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; changes in the credit ratings of Ally, Chrysler, or GM; changes in economic conditions, currency exchange rates or political stability in the markets in which we operate; and changes in the existing or the adoption of new laws, regulations, policies or other activities of governments, agencies and similar organizations (including as a result of the Dodd-Frank Act and Basel III).

Investors are cautioned not to place undue reliance on forward-looking statements. Ally undertakes no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events or other such factors that affect the subject of these statements, except where expressly required by law.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release issued November 21, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLY FINANCIAL INC. (Registrant)

Dated: November 21, 2012	/s/ James G. Mackey
James G. Mackey
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued November 21, 2012